UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2019

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX	77084
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 20, 2019, the Board of Directors (the “Board”) of Penn Virginia Corporation (the “Company”) approved and adopted amendments to the Company’s Third Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to implement majority voting in uncontested director elections and plurality voting in contested director elections. In uncontested director elections, directors will be elected by a majority of the votes cast, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. In contested director elections, plurality voting continues to apply (meaning that the director nominees with the greatest number of shares voted “for” shall be elected without regard to votes cast “against” any nominee).

The foregoing description is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

In connection with the Bylaw amendments referred to in Item 5.03 of this Current Report on Form 8-K, the Board approved and adopted amendments to the Company’s Corporate Governance Principles to implement a director resignation policy. The director resignation policy provides that any director who is not elected by a majority of the votes cast in an uncontested election is expected to tender his or her offer of resignation to the Nominating and Governance Committee. The Nominating and Governance Committee will recommend to the Board whether to accept or reject the resignation offer, or whether other actions should be taken. The Board will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the election results. If the Board accepts a director’s resignation offer pursuant to this process, the Board, with the assistance of the Nominating and Governance Committee, will thereafter determine whether to fill the vacancy or reduce the size of the Board. Any director who tenders his or her offer of resignation pursuant to this provision will not participate in the proceedings of either the Nominating and Governance Committee or the Board with respect to his or her own resignation offer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Fourth Amended and Restated Bylaws of Penn Virginia Corporation, effective as of December 20, 2019

104	The cover page from Penn Virginia Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2019	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine Ryan
Katherine Ryan
Vice President, Chief Legal Counsel and Corporate Secretary